                                                                    Exhibit 99.1


                             LETTER OF TRANSMITTAL

                             To Tender for Exchange
                         12 3/4% Senior Notes due 2003

                                       of

                            WATERFORD GAMING, L.L.C.
                         WATERFORD GAMING FINANCE CORP.


                Pursuant to the Prospectus dated __________, 1997


================================================================================
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
================================================================================

                             The Exchange Agent is:

                               Fleet National Bank

                  By Registered or Certified Mail, by Overnight
                              Delivery or by Hand:

                               Fleet National Bank
                                   CT OP TO6D
                             Attn: Patricia Williams
                               150 Windsor Street
                               Hartford, CT 06120


                 By Facsimile (for Eligible Institutions only):

                               Fleet National Bank
                             Attn: Patricia Williams
                                 (860) 986-7920

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

               The undersigned acknowledges receipt of the Prospectus dated _____________, 1997 (the "Prospectus"), of Waterford Gaming, L.L.C., a Delaware limited liability company (the "Company"), and Waterford Gaming Finance Corp., a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Issuers' offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 3/4% Senior Notes due 2003 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 12 3/4% Senior Notes due 2003 (the "Private Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

               The undersigned hereby tenders the Private Notes described in the box entitled "Description of Private Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Private Notes, and the undersigned represents that it has received from each beneficial owner of Private Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

               This Letter of Transmittal is to be used by a holder of Private Notes (i) if certificates representing Private Notes are to be forwarded herewith, (ii) if delivery of Private Notes is to be made by book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering," or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures."

               The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the boxes entitled "Beneficial Owner(s) - Purchaser Status" and "Beneficial Owner(s)
- Residence."

               Any beneficial owner whose Private Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Private Notes promptly and instruct such registered holder of Private Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Private Notes. The transfer of record ownership may take considerable time.

               In order to properly complete this Letter of Transmittal, a holder of Private Notes must (i) complete the box entitled "Description of Private Notes," (ii) complete the boxes entitled "Beneficial Owner(s) -
 Purchaser Status" and "Beneficial Owner(s) - Residence", (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here" and
(v) complete the Substitute Form W-9. Each holder of Private Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

               Holders of Private Notes who desire to tender their Private Notes for exchange and (i) whose Private Notes are not immediately available or (ii) who cannot deliver their Private Notes, this Letter of Transmittal and any other documents required hereby to the Exchange Agent prior to the Expiration Date, must tender the Private Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

               Holders of Private Notes who wish to tender their Private Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Private Notes" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Private Notes will have tendered for exchange all Private Notes listed in column (3) below. If the holder of Private Notes wishes to tender for exchange less than all of such Private Notes, column (4) must be completed in full. In such case, such holder of Private Notes should refer to Instruction 5.

=====================================================================================================
                                   DESCRIPTION OF PRIVATE NOTES
=====================================================================================================
                       (1)                              (2)              (3)              (4)

                                                                                       Principal
                                                                                        Amount
                                                                                       Tendered
                                                      Private                             For
                                                       Note           Aggregate        Exchange
                                                     Number(s)        Principal          (must
      Name(s) and Address(es) of Registered           (Attach          Amount            be in
Holder(s) of Private Note(s), exactly as name(s)    signed List      Represented       integral
    appear(s) on Private Note Certificate(s)            if               by            multiples
           (Please fill in, if blank)               necessary)     Certificate(s)1    of $1,000)2

-----------------------------------------------------------------------------------------------------

                                                -----------------------------------------------------

                                                -----------------------------------------------------

                                                -----------------------------------------------------

                                                -----------------------------------------------------

                                                -----------------------------------------------------

                                                -----------------------------------------------------

                                                -----------------------------------------------------

                                                -----------------------------------------------------

=====================================================================================================

1. Unless indicated in the column "Principal Amount Tendered For Exchange," any tendering Holder of 12 3/4% Senior Notes due 2003 will be deemed to have tendered the entire aggregate principal amount represented by the column labelled "Aggregate Principal Amount Represented by Certificate(s)."

2. The minimum permitted tender is $1,000 in principal amount of 12 3/4% Senior Notes due 2003. All other tenders must be in integral multiples of $1,000.

|_|     CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

        Name of Tendering Institution:__________________________________________
        Account Number:               __________________________________________
        Transaction Code Number:      __________________________________________

|_| CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

        Name of Registered Holder of Private Note(s):         __________________
        Date of Execution of Notice of Guaranteed Delivery:   __________________
        Window Ticket Number (if available):                  __________________
        Name of Institution which Guaranteed Delivery:        __________________
        Account Number (if delivered by book-entry transfer): __________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

        Name:      _____________________________________________________________
        Address:   _____________________________________________________________
                   _____________________________________________________________


===============================================     =================================================
        SPECIAL ISSUANCE INSTRUCTIONS                        SPECIAL DELIVERY INSTRUCTIONS
       (See Instructions 1, 6, 7 and 8)                     (See Instructions 1, 6, 7 and 8)

     To be completed ONLY (i) if the Exchange              To be completed ONLY if the Exchange
Notes issued in exchange for Private Notes,           Notes issued in exchange for Private Notes,
certificates for Private Notes in a principal         certificates for Private Notes in a principal
amount not exchanged for Exchange Notes, or           amount not exchanged for Exchange Notes, or
Private Notes (if any) not tendered for exchange,     Private Notes (if any) not tendered for
are to be issued in the name of someone other         exchange, are to be mailed or delivered (i) to
than the undersigned or (ii) if Private Notes         someone other than the undersigned or (ii) to
tendered by book-entry transfer which are not         the undersigned at an address other than the
exchanged are to be returned by credit to an          address shown below the undersigned's
account maintained at DTC.                            signature.

Issue to:                                             Mail or delivered to:

Name_______________________________________           Name_______________________________________
                 (Please Print)                                  (Please Print)

Address____________________________________           Address____________________________________
___________________________________________           ___________________________________________
___________________________________________           ___________________________________________
           (Include Zip Code)                                   (Include Zip Code)

___________________________________________           ___________________________________________
(Tax Identification or Social Security No.)           (Tax Identification or Social Security No.)


    Credit Private Notes not exchanged and
delivered by book-entry transfer to DTC
account set forth below:

___________________________________________
             (Account Number)
===============================================     =================================================

==================================================================================================
                                 BENEFICIAL OWNER(S) - RESIDENCE
--------------------------------------------------------------------------------------------------
  State of Domicile/Principal Place of Business of           Principal Amount of Private Notes
Each Beneficial Owner of Private Notes                    Held for Account of Beneficial Owner(s)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

==================================================================================================

================================================================================
                     BENEFICIAL OWNER(S) - PURCHASER STATUS
--------------------------------------------------------------------------------
The beneficial owner of each of the Private Notes described herein is (check the box that applies):

|_| A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)

|_|     An "Institutional Accredited Investor" (as defined in Rule 501(a)(1),
        (2), (3) or (7) under the Securities Act)

|_| A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Private Notes outside the United States in accordance with Rule 904 of the Securities Act

|_|     Other (describe)________________________________________________________
        ________________________________________________________________________

================================================================================

                               SIGNATURES MUST BE PROVIDED BELOW
                      PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

               Pursuant to the offer by Waterford Gaming, L.L.C., a Delaware limited liability company (the "Company"), and Waterford Gaming Finance Corp., a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), upon the terms and subject to the conditions set forth in the Prospectus dated , 1997 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 3/4% Senior Notes due 2003 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 12 3/4% Senior Notes due 2003 (the "Private Notes"), the undersigned hereby tenders to the Issuers for exchange the Private Notes indicated above.

               By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Private Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Issuers, all right, title and interest in, to and under all of the Private Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuers) of such holder of Private Notes with respect to such Private Notes, with full power of substitution to (i) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuers, (ii) present and deliver such Private Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

               The undersigned hereby represents and warrants that, among other things, (i) the undersigned is the owner; (ii) the undersigned has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the principal amount of Private Notes tendered hereby; (iii) the tender of such Private Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes and (v) when such Private Notes are accepted for exchange by the Issuers, the Issuers will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered for exchange hereby.

               By tendering, the undersigned hereby further represents to the Issuers that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Private Notes tendered hereby and any beneficial owner(s) of such Private Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, (iii) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Private Notes acquired by the undersigned directly from the Issuers should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any beneficial owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Issuers. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               For purposes of the Exchange Offer, the Issuers will be deemed to have accepted for exchange, and to have exchanged, validly tendered Private Notes, if, as and when the Issuers give oral or written notice thereof to the Exchange Agent. Tenders of Private Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Private Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

               The undersigned acknowledges that the Issuers' acceptance of Private Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions of the Exchange Offer.

               Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Private Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Private Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the holder of Private Note(s) thereof if the Issuers do not accept for exchange any of the Private Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Note(s).

               In order to validly tender Private Notes for exchange, holders of Private Notes must complete, execute, and deliver this Letter of Transmittal.

               Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Private Notes is irrevocable.

===============================================================================
                                    SIGN HERE


________________________________________________________________________________
                           (Signature(s) of Owner(s))

Date: _____________, 1997

     Must be signed by the registered holder(s) of Private Notes exactly as name(s) appear(s) on certificate(s) representing the Private Notes or on a security position listing or by person(s) authorized to become registered Private Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s):________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

Principal place of business (if different from address listed above):___________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.:  (_____)___________________________________________
Tax Identification or Social Security Nos.:_____________________________________
                                            Please complete Substitute Form W-9

GUARANTEE OF SIGNATURE(S)
(Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:___________________________________________________________
Dated:__________________________________________________________________________
Name and Title:_________________________________________________________________
                                 (Please Print)
Name of Firm:___________________________________________________________________

================================================================================

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

        1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the Unites States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

        a. The Securities Transfer Agents Medallion Program (STAMP)

        b. The New York Stock Exchange Medallion Signature Program (MSP)

        c. The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Private Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

        2. Delivery of this Letter of Transmittal and Private Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Private Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Private Notes or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Private Notes who elect to tender Private Notes and (i) whose Private Notes are not immediately available or (ii) who cannot deliver the Private Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Private Notes, the certificate numbers(s) of such Private Notes and the principal amount of Private Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Private Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) a properly executed Letter of Transmittal (or a facsimile hereof), as well as the certificate(s) representing all tendered Private Notes in proper form for transfer or a Book-Entry Confirmation, together with all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

               THE METHOD OF DELIVERY OF PRIVATE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT

HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY PRIVATE NOTES SHOULD BE SENT TO THE ISSUERS. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

               No alternative, conditional or contingent tenders will be accepted. All tendering holders of Private Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Private Notes for exchange.

        3. Inadequate Space. If the space provided in the box entitled "Description of Private Notes" above is inadequate, the certificate numbers and principal amounts of the Private Notes being tendered should be listed on a separate signed schedule affixed hereto.

        4. Withdrawals. A tender of Private Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Private Notes must (i) specify the name of the person who tendered the Private Notes to be withdrawn (the "Depositor"), (ii) identify the Private Notes to be withdrawn (including the certificate number or numbers and principal amount of such Private Notes), and (iii) be signed by the holder of Private Notes in the same manner as the original signature on the Letter of Transmittal by which such Private Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers in their sole discretion, whose determination shall be final and binding on all parties. Any Private Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Properly withdrawn Private Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        5. Partial Tenders. Tenders of Private Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Private Notes, fill in the principal amount of Private Notes which are tendered for exchange in column (4) of the box entitled "Description of Private Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Private Notes, will be sent to the holders of Private Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

        6. Signatures on this Letter of Transmittal, Assignment and
Endorsements.

        (a) The signature(s) of the holder of Private Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Private Notes without alternation, enlargement or any change whatsoever.

        (b) If tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        (c) If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

        (d) When this Letter of Transmittal is signed by the holder of the Private Notes listed and transmitted hereby, no endorsements of Private Notes or bond powers are required. If, however, Private Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Private Notes, then the Private Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Issuers, in either case signed exactly as the name(s) of the holder of Private Notes appear(s) on the Private Notes. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

        (e) If this Letter of Transmittal or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

        (f) If this Letter of Transmittal is signed by a person other than the registered holder of any Private Notes listed, such Private Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of such registered holder appear(s) on the Private Notes. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

        7. Transfer Taxes. Except as set forth in this Instruction 7, the Issuers will pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued, or if any Private Notes not tendered for exchange are to be issued or sent to someone other than the holder of Private Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not accepted be credited to such account maintained at DTC as such holder of Private Notes may designate.

        9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Private Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Private Notes not properly tendered or any Private Notes the Issuers' acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Issuer also reserve the right to waive any defects, irregularities or conditions of tender as to particular Private Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Private Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer -- Conditions" in the Prospectus in the case of any Private Notes tendered (except as otherwise provided in the Prospectus).

        11. Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address listed below for further instructions:

                               Fleet National Bank
                                   CT OP TO6D
                             Attn: Patricia Williams
                               150 Windsor Street
                               Hartford, CT 06120

        12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof, if applicable) together with certificates, confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                            IMPORTANT TAX INFORMATION

        Under current federal income tax law, a holder of Private Notes whose tendered Private Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Issuers (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Private Notes is awaiting a TIN) and that (A) the holder of Private Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Private Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Private Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Private Notes may be subject to certain penalties imposed by the Internal Revenue Service.

        Certain holders of Private Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Private Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an ex empt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

        If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Private Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

        The holder of Private Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Private Notes. If the Private Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
            12 3/4% SENIOR NOTES DUE 2003 OF WATERFORD GAMING, L.L.C.
                       AND WATERFORD GAMING FINANCE CORP.

        The undersigned hereby acknowledges receipt of the Prospectus dated ______________, 1997 (the "Prospectus") of Waterford Gaming, L.L.C., a Delaware limited liability company (the "Company"), and Waterford Gaming Finance Corp., a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

        This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 12 3/4% Senior Notes due 2003 (the "Private Notes") held by you for the account of the undersigned.

        The aggregate face amount of the Private Notes held by you for the account of the undersigned is (fill in amount):

        $__________ of the Private Notes.

With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

        |_| To TENDER the following Private Notes held by you for the account of the undersigned (insert principal amount of Private Notes to be tendered, if any):

        $__________ of the Private Notes.

        |_| NOT to TENDER any Private Notes held by you for the account of the undersigned.

        If the undersigned instructs you to tender the Private Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Private Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) ____________________, (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of Exchange Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer -- Resale of the Exchange Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Private Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (vii) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Private Notes.

        The purchaser status of the undersigned is (check the box that applies):

         |_| A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)

         |_| An "Institutional Accredited Investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act)

         |_| A non "U.S. person" (as defined in Regulation S of the Securities
Act) that purchased the Private Notes outside the United States in accordance with Rule 904 of the Securities Act

         |_| Other (describe)__________________________________________________
_______________________________________________________________________________

SIGN HERE


Name of Beneficial Owner(s):___________________________________________________
_______________________________________________________________________________

Signature(s):__________________________________________________________________
_______________________________________________________________________________

Name(s) (please print):________________________________________________________
_______________________________________________________________________________

Address:_______________________________________________________________________
_______________________________________________________________________________

Principal place of business (if different from address listed above):__________
_______________________________________________________________________________
_______________________________________________________________________________

Telephone Number(s):___________________________________________________________
_______________________________________________________________________________

Taxpayer Identification or Social Security Number(s):__________________________
_______________________________________________________________________________

Date:__________________________________________________________________________

=======================================================================================================
                           PAYER'S NAME:_________________________

-------------------------------------------------------------------------------------------------------
SUBSTITUTE                    Part 1 - PLEASE PROVIDE
FORM W-9                      YOUR TIN IN THE BOX AT       __________________________________
                              RIGHT AND CERTIFY BY         Social Security Number
                              SIGNING AND DATING BELOW
Department of the Treasury                                 OR
Internal Revenue Service
                                                           ----------------------------------
Payer's Request for Taxpayer                               Employer Identification Number
Identification Number (TIN)

                            ---------------------------------------------------------------------------
                              Part 2 -                                              Part 3 -
                              Certification Under Penalties of Perjury, I certify
                              that:                                                 Awaiting
                                                                                    TIN            |_|
                              (1)     The number shown on this form is my
                                      current taxpayer identification number
                                      (or I am waiting for a number to be
                                      issued to me) and

                              (2)     I am not subject to backup withholding
                                      either because I have not been notified
                                      by the Internal Revenue Service (the
                                      "IRS") that I am subject to backup
                                      withholding as a result of a failure to
                                      report all interest or dividends, or the
                                      IRS has notified me that I am no
                                      longer subject to backup withholding.
                            ---------------------------------------------------------------------------
                              Certificate instructions - You must cross out item
                              (2) in Part 2 above if you have been notified by
                              the IRS that you are subject to backup withholding
                              because of underreporting interest or dividends on
                              your tax return. However, if after being notified
                              by the IRS that you are subject to backup
                              withholding you receive another notification from
                              the IRS stating that you are no longer subject to
                              backup withholding, do not cross out item (2).

                              SIGNATURE___________________________________________ DATE ______________
                              NAME____________________________________________________________________
                              ADDRESS_________________________________________________________________
                              CITY ________________________ STATE_______________ ZIP CODE ____________

=======================================================================================================

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

================================================================================
                        PAYOR'S NAME: FLEET NATIONAL BANK
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

__________________________________________________   __________________________
     Signature                                       Date

================================================================================

                          NOTICE OF GUARANTEED DELIVERY
                                 WITH RESPECT TO
                          12 3/4% SENIOR NOTES DUE 2003

-------------------------------------------------------------------------------
THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY
HOLDER OF 12 3/4% SENIOR NOTES DUE 2003 (THE "PRIVATE NOTES") OF WATERFORD GAMING L.L.C., A DELAWARE LIMITED LIABILITY COMPANY (THE "COMPANY"), AND WATERFORD GAMING FINANCE CORP., A DELAWARE CORPORATION ("FINANCE" AND,
TOGETHER WITH THE COMPANY, THE "ISSUERS"), WHO WISHES TO TENDER PRIVATE NOTES PURSUANT TO THE ISSUERS' EXCHANGE OFFER, AS DEFINED IN THE PROSPECTUS DATED ____________, 1997 (THE "PROSPECTUS") AND (i) WHOSE PRIVATE NOTES ARE NOT IMMEDIATELY AVAILABLE OR (ii) WHO CANNOT DELIVER SUCH PRIVATE NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (iii) WHO CANNOT COMPLY WITH THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.
-------------------------------------------------------------------------------

                            WATERFORD GAMING, L.L.C.
                            WATERFORD GAMING FINANCE
                                      CORP.

                          NOTICE OF GUARANTEED DELIVERY

                              To:  Fleet National Bank


                        By Registered or Certified Mail,
                       by Overnight Delivery or by Hand:

                               Fleet National Bank
                                   CT OP TO6D
                             Attn: Patricia Williams
                               150 Windsor Street
                               Hartford, CT 06120


                 By Facsimile (for Eligible Institutions only):

                               Fleet National Bank
                             Attn: Patricia Williams
                                 (860) 986-7920

Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

                PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to the Issuers upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Private Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Private Notes set forth in the Letter or Transmittal. The undersigned hereby tenders the Private Notes listed below:

--------------------------------------------------------------------------------
         Certificate Numbers
           (if Available)                      Principal Amount Tendered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


If Private Notes will be tendered             SIGN HERE
by book-entry transfer:

                                                  Signature(s)
Name of Tendering Institution:

  _______________________________________
  _______________________________________
  _______________________________________
           Name(s) (Please Print)

The Depository Trust Company
Account No.: ________________                ___________________________________


  _______________________________________
                  Address

  _______________________________________
                 Zip Code

  _______________________________________
        Area Code and Telephone No.

  Date: _________________________________

                                    GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Private Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).


   SIGN HERE

   _______________________________________
   Name of Firm

   _______________________________________
   Authorized Signature

   _______________________________________
   Name (Please print)

   _______________________________________


   _______________________________________
   Address

   _______________________________________
   Zip Code

   _______________________________________
   Area Code and Telephone No.

   Date: _________________________________

DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                    INSTRUCTIONS

      1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Issuers.

      2. Signature on this Notice of Guaranteed Delivery; Guarantee of Signatures. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Private Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement or any change whatsoever.

      If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Private Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered Holder(s) appear(s) on the face of the Private Notes without alteration, enlargement or any change whatsoever.

      If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

      3. Requests for Assistance or Additional Copies. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.